UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2009

MSC.SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Additional Information.

On September 8, 2009, the Board of Directors of MSC.Software Corporation (the “Company”) received an offer from a private equity firm to acquire all of the Company’s issued and outstanding common shares at $8.00 per share in cash (the “New Offer”), subject to certain terms and conditions.  After reviewing the New Offer, the Company’s Board of Directors determined that the New Offer constituted a “Superior Proposal” as defined under the Agreement and Plan of Merger among the Company, Maximus Holdings Inc., a wholly-owned subsidiary of Symphony Technology Group (“Symphony”), and Maximus Inc. dated as of July 7, 2009 (the “Symphony Agreement”).  Under the Symphony Agreement, Symphony agreed to acquire all of the Company’s issued and outstanding shares at $7.63 per share in cash.

The Company provided notice on September 8, 2009 to Symphony of the Board of Directors’ determination that the New Offer constitutes a Superior Proposal and of its intention to terminate the Symphony Agreement and enter into a binding written definitive agreement concerning the New Offer after the expiration of the five business day notice period ending Tuesday, September 15, 2009 specified in the Symphony Agreement.  Under the Symphony Agreement, Symphony has the right to make a responsive offer prior to the expiration of such five business day-period, and the Company may terminate the Symphony Agreement only if the Company’s Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that the New Offer continues to be a Superior Proposal in light of any responsive offer.

The Company’s press release, dated September 9, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
99.1	Press Release issued by MSC.Software Corporation, dated September 9, 2009

Important Information For Investors And Stockholders

MSC.Software Corporation has filed a proxy statement with the SEC in connection with the proposed merger under the Symphony Agreement.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and stockholders may obtain these documents free of charge at the website maintained by the SEC at www.sec.gov.  In addition, documents filed with the SEC by MSC.Software Corporation are available free of charge by contacting Investor Relations by telephone at (714) 444-8551, or by mail at MSC.Software Corporation, Investor Relations, 2 MacArthur Place, Santa Ana, CA 92707 USA, or by going to MSC.Software Corporation’s Investor Relations page on its corporate web site at http://ir.mscsoftware.com/.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

MSC.Software Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MSC.Software Corporation in connection with the merger under the Symphony Agreement.  Information regarding the interests of these directors and executive officers in the transaction described herein is set forth the proxy statement described above.  Additional information regarding these directors and executive officers is also included in MSC.Software Corporation’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2009.  This document is available free of charge at the SEC’s web site at www.sec.gov, and from MSC.Software Corporation by contacting Investor Relations by telephone at (714) 444-8551, or by mail at MSC.Software Corporation, Investor Relations, 2 MacArthur Place, Santa Ana, CA 92707

USA, or by going to MSC.Software Corporation’s Investor Relations page on its corporate web site at http://ir.mscsoftware.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding the expected benefits and closing of the proposed merger under the Symphony Agreement, the management of the company and the company’s expectations, beliefs and intentions.  All forward-looking statements included in this document are based on information available to MSC.Software Corporation on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.  No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Neither MSC.Software Corporation nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond MSC.Software Corporation’s control.  These factors include: failure to obtain stockholder approval of the proposed merger under the Symphony Agreement; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction under the Symphony Agreement for other reasons; changes in laws or regulations; and changes in general economic conditions.  MSC undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information please refer to MSC.Software Corporation’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

Date: September 9, 2009	By:	/s/ John A. Mongelluzzo
John A. Mongelluzzo
Executive Vice President, Business Administration, Legal Affairs and Secretary

Exhibit Index

Item No.	Description
99.1	Press Release issued by MSC.Software Corporation, dated September 9, 2009